Statement of Additional Information Supplement                                                     May 30, 2023

Limited-Term Bond Fund

ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N	ETIBX	Class I Share

Core Bond Fund

ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N	ETIRX	Class I Share

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2022.

Effective May 31, 2023, the management fee payable by the Eventide Limited-Term Bond Fund to Eventide Asset Management LLC, the Fund’s investment adviser (the “Adviser”), will be reduced from 0.33% to 0.31% of the average daily net assets of the Fund. Effective May 18, 2023, the management fee payable by the Eventide Core Bond Fund to Eventide, the Fund’s investment adviser, will be reduced from 0.36% to 0.34% of the average daily net assets of the Fund. Accordingly, the following changes are hereby made to the SAI for the Funds:.

The chart under the section of the SAI entitled “Adviser and Sub-Adviser” is hereby replaced as follows:

For its services under the Management Agreement, each Fund pays the Adviser a monthly management fee based on its average daily net assets at the annual rates set forth below:

Fund	Contractual Management Fee
Limited-Term Bond Fund	0.31%
Core Bond Fund	0.34%

Effective May 31, 2023, the sub-advisory fee paid by the Adviser to Boyd Watterson Asset Management, LLC (the “Sub-Adviser”) for Eventide Limited-Term Bond Fund and Eventide Core Bond Fund will be reduced from 0.07% to 0.06% on incremental average daily net assets in excess of $500,000,000 of sub-advised products, in the aggregate, as described below.

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The second paragraph under the section of the Funds’ SAI entitled “Sub-Adviser (Limited-Term Bond Fund and Core Bond Fund) is hereby replaced with the following:

As compensation for the sub-advisory services it provides to the Funds and other mutual funds and investment products offered by the Adviser and sub-advised by Boyd Watterson (collectively, the “Sub-Advised Products”), the Adviser, and not the Fund, pays Boyd Watterson an annual fee of 0.15% of the first $100,000,000 of the average daily net assets of the Sub-Advised Products in the aggregate; 0.07% of the average daily net assets of the Sub-Advised Products in the aggregate in excess of $100,000,000 up to $500,000,000; and 0.06% thereafter of the average daily net assets of the Sub-Advised Products in the aggregate. The fee paid to the Boyd Watterson by the Adviser is paid from the Adviser’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods thereafter, provided that the Board annually approves it for continuance. A discussion regarding the basis of the Board’s renewal of the Sub-Advisory Agreement between the Adviser and Boyd Watterson on behalf of the Multi-Asset Income Fund, Limited-Term Bond Fund and Core Bond Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2022.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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